                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549



                                       FORM 8-K


                             C U R R E N T   R E P O R T



                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


                                   OCTOBER 28, 1997
                   ------------------------------------------------
                   Date of Report (Date Of Earliest Event Reported)


                                   ONBANCORP, INC.
                   ------------------------------------------------
                (Exact Name Of Registrant As Specified In Its Charter)


                                       DELAWARE
                         ------------------------------------
                    (State Or Other Jurisdiction Of Incorporation)



        0-18011                                  16-1345830
------------------------                ------------------------------
(Commission File Number)          (IRS Employer Identification No.)

                               101 SOUTH SALINA STREET
                              SYRACUSE, NEW YORK  13202
                     -------------------------------------------
                 (Address Of Principal Executive Offices) (Zip Code)

                                  (315) 424-4400
                 ----------------------------------------------------
                 (Registrant's Telephone Number, including Area Code)


                                    NOT APPLICABLE
              ---------------------------------------------------------
            (Former Name Or Former Address, If Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

         On October 28, 1997, ONBANCorp, Inc., a Delaware corporation ("ONBANCorp"), entered into an agreement and plan of reorganization (the "Reorganization Agreement") with First Empire State Corporation, a New York corporation ("FESC"), and Olympia Financial Corp., a Delaware corporation and a wholly owned subsidiary of FESC ("Olympia"). The Reorganization Agreement is filed as Exhibit 2.1 hereto and is incorporated herein by reference. The Reorganization Agreement provides that ONBANCorp will be merged with and into Olympia (the "Merger") pursuant to the terms of an agreement and plan of merger (the "Merger Agreement") set forth as Annex A to the Reorganization Agreement. Immediately following consummation of the Merger, Onbank & Trust Co., a New York-chartered commercial bank and a subsidiary of ONBANCorp, and Franklin First Savings Bank ("Franklin First"), a Pennsylvania-chartered savings bank and a subsidiary of ONBANCorp, will merge with Manufacturers and Traders Trust Company ("M&T Bank"), a New York-chartered commercial bank and a subsidiary of FESC.

         Pursuant to the terms of the Merger Agreement, each share of ONBANCorp common stock, par value $1.00 per share ("ONBANCorp Common Stock") outstanding at the effective time of the Merger (subject to certain exceptions), together with the rights associated therewith (the "Rights") issued pursuant to the Rights Agreement, dated as of September 25, 1989, between ONBANCORP and The Bank Of New York, as rights agent (the "Rights Agreement"), will be converted into either (i) 0.161 shares of FESC common stock (with cash being paid in lieu of fractional shares) (the "Stock Consideration") or (ii) $69.50 in cash (the "Cash Consideration"). Holders of ONBANCorp Common Stock will have the opportunity to elect to receive the Cash Consideration with respect to all or part of their shares or the Stock Consideration with respect to all or part of their shares, subject to the election and allocation procedures set forth in the Merger Agreement, which provide, among other things, that the total number of shares of OBC Common Stock which may be converted into the Stock Consideration in the Merger may not be less than 7,627,083 shares nor more than 8,898,264 shares.

                                          2


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         Consummation of the Merger is subject to various conditions, including the approval of the shareholders of each of FESC and ONBANCorp and the receipt of all requisite regulatory approvals.

         Following consummation of the Merger, Mr. Robert J. Bennett, Chairman of the Board, President and Chief Executive Officer of ONBANCorp, will be appointed Chairman of the Board of FESC and Vice Chairman of M&T Bank. Four other members of the Board of Directors of ONBANCorp will be appointed to the respective Boards of Directors of FESC and of M&T Bank. All ONBANCorp directors not appointed to either of such boards will be appointed to the Syracuse division of M&T Bank's advisory board, and all Franklin First directors not appointed to either of such boards will be appointed to the Pennsylvania division of M&T Bank's advisory board.

         In connection with the Merger Agreement, FESC and ONBANCorp entered into a stock option agreement dated as of October 28, 1997 (the "Stock Option Agreement"), pursuant to which ONBANCorp granted to FESC an option to purchase, under certain circumstances, up to 2,529,000 shares of ONBANCorp Common Stock at a price, subject to certain adjustments, of $60.00 per share (the "Option").
The Option will become exercisable only upon the occurrence of certain events, none of which has occurred as of the date hereof. The total value which FESC may realize through the Option may not exceed $43.6 million. The Stock Option Agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

         The joint press release issued by ONBANCorp and FESC with respect to the Merger is filed herewith as Exhibit 99.1.

         In connection with the execution of the Merger Agreement and the Stock Option Agreement, ONBANCorp amended the Rights Agreement to provide that the Rights will not become distributable or exercisable as a result of the execution of the Merger Agreement and the Stock Option Agreement or the consummation of the transactions contemplated thereby.

         Amendment No. 1 to the Rights Agreement is filed herewith as Exhibit
99.2 and is incorporated by reference herein.

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         The summaries of the Merger Agreement, the Stock Option Agreement and
Amendment No. 1 to the Rights Agreement are not complete and are qualified in their entirety by reference to the complete texts of such documents filed as exhibits herewith and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

(c) Exhibits

         2.1 Agreement and Plan of Reorganization, dated as of October 28, 1997, among ONBANCorp, Inc., First Empire State Corporation and Olympia Financial Corp.

         10.1 Stock Option Agreement, dated as of October 28, 1997, between ONBANCorp, Inc. and First Empire State Corporation

         99.1 Press Release issued by First Empire State Corporation and ONBANCorp, Inc. on October 28, 1997.

         99.2      Amendment No. 1, dated as of October,   28, 1997, to the
                   Rights Agreement, dated as of September 25, 1989, between ONBANCorp, Inc. and The Bank of New York, as rights agent.

                                      SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated:  November 10, 1997


                                       ONBANCorp, Inc.



                                       By: /s/ Robert J. Berger
                                          ------------------------
                                       Name: Robert J. Berger
                                       Title: Chief Financial Officer



                                          5


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                                    EXHIBIT INDEX



EXHIBIT
NUMBER             DESCRIPTION

2.1 Agreement and Plan of Reorganization, dated as of October 28, 1997, among ONBANCorp, Inc., First Empire State Corporation and Olympia Financial Corp.

10.1 Stock Option Agreement, dated as of October 28, 1997, between ONBANCorp, Inc. and First Empire State Corporation

99.1 Press Release issued by First Empire State Corporation and ONBANCorp, Inc. on October 28, 1997.

99.2 Amendment No. 1, dated as of October, 28, 1997, to the Rights Agreement, dated as of September 25, 1989, between ONBANCorp, Inc. and The Bank of New York, as rights agent.